Commitments and contingencies	12 Months Ended
Dec. 31, 2018
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Commitments and contingencies
23.	Commitments and contingencies

(a)	Capital commitments

At December 31, 2018, the Company had capital expenditure commitments at the balance sheet date of $46.0 million. These commitments represent minimum non-cancellable obligations and exit costs for cancellable obligations.

(b)	Operating lease commitments

The following table presents the future aggregate minimum lease payments under non-cancellable operating leases as at December 31, 2018:

	December 31, 2018	December 31, 2017
Less than one year	13,737	$20,317
1 to 5 years	9,977	25,621
More than 5 years	2,147	3,125
	$25,861	$49,063

(c)	Other commitments

During 2017, Oyu Tolgoi signed a new power purchase agreement with the National Power Transmission Grid (“NPTG”) of Mongolia. The power purchase agreement was executed in connection with the power import arrangement between NPTG and the Inner Mongolia Power International Corporation (“IMPIC”).

The new arrangement took effect on July 4, 2017, subsequent to the expiry of the previous IMPIC agreement, for a term of up to six years, with possibility of early cancelation after the fourth year, if a domestic power plant is commissioned earlier.

At December 31, 2018, the Company had power purchase commitments of $339.0 million. These commitments represent minimum non-cancellable obligations.

(d)

On January 16, 2018, the Company announced that Oyu Tolgoi received a tax assessment for approximately $155 million from the Mongolian Tax Authority (the “MTA”) as a result of a general tax audit for the period covering 2013 through 2015. In January 2018 Oyu Tolgoi paid an amount of $4.8 million to settle unpaid taxes, fines and penalties for accepted items.

The Company is of the opinion that Oyu Tolgoi has now paid all taxes and charges required under the 2009 Oyu Tolgoi Investment Agreement (“Investment Agreement”), the Amended and Restated Shareholders’ Agreement (“ARSHA”), the Underground Mine Development and Financing Plan and Mongolian law. Following engagement with the MTA, Oyu Tolgoi was advised that the MTA could not resolve Oyu Tolgoi’s objections to the tax assessment. Accordingly, on March 15, 2018, Oyu Tolgoi issued a notice of dispute to the Government of Mongolia under the Investment Agreement and on April 13, 2018, Oyu Tolgoi submitted a claim to the Mongolian Administrative Court. The Administrative Court has currently suspended the processing of the case for an indefinite period based on current procedural uncertainty in relation to the tax assessment disputes.

Chapter 14 of the Investment Agreement sets out a dispute resolution process. The issuance of a notice of dispute is the first step in the dispute resolution process and commenced a 60 working-day negotiation period. The parties were unable to reach a resolution during the 60 working-day period; however, the parties can continue discussions in an attempt to resolve the dispute in good faith. If unsuccessful, the next step would be dispute resolution through international arbitration.

The Company accrues for such matters when both a liability is probable and the amount can be reasonably estimated. The Company believes that Oyu Tolgoi has paid all taxes and charges as required under the Investment Agreement, ARSHA, the Underground Mine Development and Financing Plan and Mongolian law and in the opinion of the Company at December 31, 2018, a provision is not required for the amount of approximately $150 million disputed by the Company relating to the years 2013 through 2015 or any additional amounts related to 2016 through 2018. The amounts that could arise related to 2016 through 2018 would be material. The final amount of taxes to be paid depends on a number of factors including the outcome of discussions with the government and possible international arbitration. Changes in management’s assessment of the outcome of this matter could result in material adjustments to the Company’s statements of income and financial position.

Due to the size, complexity and nature of Turquoise Hill’s operations, various legal and tax matters arise in the ordinary course of business. Turquoise Hill recognizes a liability with respect to such matters when an outflow of economic resources is assessed as probable and the amount can be reliably estimated. In the opinion of management, these matters will not have a material effect on the consolidated financial statements of the Company.